EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of NeueHealth, Inc.

EXECUTED this 26th day of December, 2024.

NEW ENTERPRISE ASSOCIATES 15, L.P.

By:	NEA PARTNERS 15, L.P. General Partner

By:	NEA 15 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 15, L.P.

By:	NEA 15 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 15 OPPORTUNITY FUND, L.P.

By:	NEA PARTNERS 15-OF, L.P. General Partner

By:	NEA 15 GP, LLC General Partner

By:                             *

    Anthony A. Florence, Jr.

    Managing Partner and Co-Chief Executive Officer

By:                             *

    Mohamad H. Makhzoumi

    Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 15-OF, L.P.

By:	NEA 15 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 15 GP, LLC

 By:                             *

  Anthony A. Florence, Jr.

  Managing Partner and Co-Chief Executive Officer

 By:                             *

  Mohamad H. Makhzoumi

  Managing Partner and Co-Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 16, L.P.

By:	NEA PARTNERS 16, L.P. General Partner

By:	NEA 16 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 16, L.P.

By:	NEA 16 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 16 GP, LLC

  By:                             *

   Anthony A. Florence, Jr.

   Managing Partner and Co-Chief Executive Officer

  By:                             *

   Mohamad H. Makhzoumi

   Managing Partner and Co-Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 17, L.P.

By:	NEA PARTNERS 17, L.P. General Partner

By:	NEA 17 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 17, L.P.

By:	NEA 17 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 17 GP, LLC

  By:                             *

   Anthony A. Florence, Jr.

   Managing Partner and Co-Chief Executive Officer

  By:                             *

   Mohamad H. Makhzoumi

   Managing Partner and Co-Chief Executive Officer

NEA 18 VENTURE GROWTH EQUITY, L.P.

By:	NEA PARTNERS 18 VGE, L.P. General Partner

By:	NEA 18 VGE GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 18 VGE, L.P.

By:	NEA 18 VGE GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 18 VGE GP, LLC

  By:                             *

   Anthony A. Florence, Jr.

   Managing Partner and Co-Chief Executive Officer

  By:                             *

   Mohamad H. Makhzoumi

   Managing Partner and Co-Chief Executive Officer

NEA BH SPV, L.P.

By:	NEA BH SPV GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA BH SPV II, L.P.

By:	NEA BH SPV GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA BH SPV GP, LLC

  By:                             *

   Anthony A. Florence, Jr.

   Managing Partner and Co-Chief Executive Officer

  By:                             *

   Mohamad H. Makhzoumi

   Managing Partner and Co-Chief Executive Officer

NH HOLDINGS 2025 SPV, L.P.

  By:                             *

   Stephanie S. Brecher

   Authorized Signatory

NH HOLDINGS 2025, INC.

  By:     /s/ Stephanie S. Brecher

   Stephanie S. Brecher

   Authorized Signatory

                 *

Forest Baskett

                 *

Ali Behbahani

                 *

Carmen Chang

                 *

Anthony A. Florence, Jr.

                 *

Mohamad H. Makhzoumi

                 *

Edward T. Mathers

                 *

Scott D. Sandell

                 *

Paul Walker

                 *

Rick Yang

*By:   /s/ Stephanie Brecher

Stephanie Brecher

As attorney-in-fact

This Agreement was executed by Stephanie Brecher on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached as Exhibit 2.